CONFORMED COPY





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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|



                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)


         New York                                            13-5160382
         (State of incorporation                             (I.R.S. employer
         if not a U.S. national bank)                        identification no.)

         48 Wall Street, New York, N.Y.                      10286
         (Address of principal executive offices)            (Zip code)





                           GREENFIELD INDUSTRIES, INC.
               (Exact name of obligor as specified in its charter)


         Delaware                                            04-2917032
         (State or other jurisdiction of                     (I.R.S. employer
         incorporation or organization)                      identification no.)

         470 Old Evans Road
         Evans, Georgia                                      30809
         (Address of principal executive offices)            (Zip code)

                                       ----------------------

                  Convertible Junior Subordinated Deferrable Interest Debentures
                       (Title of the indenture securities)


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         1.   General information.  Furnish the following information as to the
Trustee:

              (a) Name and address of each examining or supervising authority to which it is subject.

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                           Name                               Address
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         Superintendent of Banks of the State of      2 Rector Street, New York,
         New York                                     N.Y.  10006, and Albany,
                                                      N.Y.  12203

         Federal Reserve Bank of New York             33 Liberty Plaza,
                                                      New York, N.Y.  10045

         Federal Deposit Insurance Corporation        Washington, D.C.  20429

         New York Clearing House Association          New York, New York

              (b)  Whether it is authorized to exercise corporate trust powers.

                   Yes.

         2.   Affiliations with Obligor.

              If the obligor is an affiliate of the trustee, describe each such affiliation.

              None.  (See Note on page 3.)

         16.  List of Exhibits.

              Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and Rule 24 of the Commission's Rules of Practice.

              1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

              4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)









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              6.   The consent of the Trustee required by Section 321(b) of the
                   Act.   (Exhibit 6   to   Form T-1  filed  with  Registration
                   Statement No. 33-44051.)

              7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.



                                      NOTE


              Inasmuch as this Form T-1 is filed prior to the ascertainment by the Trustee of all facts on which to base a responsive answer to Item 2, the answer to said Item is based on incomplete information.

              Item 2 may, however, be considered as correct unless amended by an amendment to this Form T-1.








































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                                    SIGNATURE



              Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 24th day of May, 1996.


                                                 THE BANK OF NEW YORK



                                                 By: /S/ PAUL J. SCHMALZEL
                                                     __________________________
                                                     Name:   PAUL J. SCHMALZEL
                                                     Title:  ASSISTANT TREASURER





































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                                                                       Exhibit 7




                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                        of 48 Wall Street, New York, N.Y. 10286
                        And Foreign and Domestic Subsidiaries,
          a member of the Federal Reserve System, at the close of business December 31, 1995, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                            Dollar Amounts
          ASSETS                                            in Thousands
          Cash and balances due from
            depository institutions:
            Noninterest-bearing balances and
            currency and coin ..................             $ 4,500,312
            Interest-bearing balances ..........                 643,938
          Securities:
            Held-to-maturity securities ........                 806,221
            Available-for-sale securities ......               2,036,768
          Federal funds sold and securities
            purchased under agreements to resell
            in domestic offices of the bank:
          Federal funds sold ...................               4,166,720
          Securities purchased under agreements
            to resell...........................                  50,413
          Loans and lease financing
            receivables:
            Loans and leases, net of unearned
              income .................27,068,535
            LESS: Allowance for loan and
              lease losses ..............520,024
            LESS: Allocated transfer risk
              reserve......................1,000
              Loans and leases, net of unearned
                income and allowance, and
                reserve                                       26,547,511
          Assets held in trading accounts ......                 758,462
          Premises and fixed assets (including
            capitalized leases) ................                 615,330
          Other real estate owned ..............                  63,769
          Investments in unconsolidated
            subsidiaries and associated
            companies ..........................                 223,174
          Customers' liability to this bank on
            acceptances outstanding ............                 900,795
          Intangible assets ....................                 212,220
          Other assets .........................               1,186,274
                                                             ___________
          Total assets .........................             $42,711,907
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          LIABILITIES
          Deposits:
            In domestic offices ................             $21,248,127
            Noninterest-bearing .......9,172,079
            Interest-bearing .........12,076,048
            In foreign offices, Edge and
            Agreement subsidiaries, and IBFs                   9,535,088
            Noninterest-bearing ..........64,417

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            Interest-bearing ..........9,470,671
          Federal funds purchased and secu-
            rities sold under agreements to re-
            purchase in domestic offices of
            the bank and of its Edge and
            Agreement subsidiaries, and in
            IBFs:
            Federal funds purchased ............               2,095,668
            Securities sold under agreements
              to repurchase ....................                  69,212
          Demand notes issued to the U.S.
            Treasury ...........................                 107,340
          Trading liabilities ..................                 615,718
          Other borrowed money:
            With original maturity of one year
              or less ..........................               1,638,744
            With original maturity of more than
              one year .........................                 120,863
          Bank's liability on acceptances exe-
            cuted and outstanding ..............                 909,527
          Subordinated notes and debentures ....               1,047,860
          Other liabilities ....................               1,836,573
                                                             ___________
          Total liabilities ....................              39,224,720
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          EQUITY CAPITAL
          Common stock ........................                  942,284
          Surplus .............................                  525,666
          Undivided profits and capital
            reserves ..........................                1,995,316
          Net unrealized holding gains
            (losses) on available-for-sale
            securities ........................                   29,668
          Cumulative foreign currency transla-
            tion adjustments ..................              (    5,747)
                                                             ___________
          Total equity capital ................                3,487,187
                                                             ___________
          Total liabilities and equity
            capital ...........................              $42,711,907
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             I, Robert E. Keilman,  Senior Vice President and Comptroller of the
          above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                               Robert E. Keilman

             We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.


             J. Carter Bacot
             Thomas A. Renyi           Directors
             Alan R. Griffith